UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service – Employer Indentification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

ITEM 12.    Results of Operations and Financial Condition.

        On May 10, 2004, Flotek Industries, Inc. issued a press release disclosing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.    Financial Statements, Pro Forma Information and Exhibits.

        (a)        Exhibits:

Exhibit Number	Description of Exhibit

99.1	News Release dated May 10, 2004

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2004 /s/ Lisa G. Bromiley ————————————————— Lisa G. Bromiley Chief Financial Officer